Exhibit 10.18

200 Lafayette Street, 6th Floor

New York, New York 10012

T(212) 364 6490

chobani.com

February 26, 2021

Michelle Brooks

Dear Michelle,

Reference is made to your Employment Letter Agreement dated December 7, 2020 (“Agreement”). The purpose of this letter is to to amend the Agreement pursuant to the terms herein. All capitalized terms not otherwise defined herein shall have the meaning set forth in the Agreement. The parties hereto agree to amend the Agreement as follows:

1.

The first sentence in the Agreement under the heading entitled “Chobani Rewards: Cash Long Term Incentive Plan (LTIP) and Profits Interests” shall be amended to replace “109,104 profits interests” with “115,635 profits units”.

Except as amended hereby, all other terms and conditions of the Agreement shall remain unchanged and in full force and effect.

Please indicate your agreement to the terms herein signing below.

Sincerely,	/s/ Michelle Brooks
Chobani, LLC	Michelle Brooks

/s/ Grace Zuncic
Grace Zuncic
Chief People & Culture Officer